Exhibit 10.01

FOURTH EXTENSION AND AMENDMENT TO
QUARTZ SAND PRODUCTS PURCHASE AGREEMENT

This Fourth Extension and Amendment to Quartz Sand Products Purchase Agreement, effective as of October 1, 2012 (the “Fourth Extension and Amendment”), by and between Unimin Corporation (“Seller”) and Momentive Performance Materials Quartz, Inc. (formerly known as GE Quartz, Inc.) (“Buyer”). Defined terms used herein and not otherwise defined herein shall have the meanings given such terms in the “Agreement” (as defined herein below).

WHEREAS, Seller and Buyer are parties to a certain Quartz Sand Products Purchase Agreement, effective as of February 15, 2005, as amended by, including but not limited to, that certain (i) Extension and Amendment to Quartz Sand Products Purchase Agreement effective as of December 31, 2010, (ii) Second Extension and Amendment to Quartz Sand Products Purchase Agreement effective as of December 31, 2011 (the “Second Extension”) and (iii) Third Extension and Amendment to Quartz Sand Products Purchase Agreement effective as of June 30, 2012 (together, the “Agreement”); and

WHEREAS, Seller and Buyer wish to amend the Agreement to provide for an extension of the term thereof;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Seller and Buyer do hereby agree that the Agreement is amended as follows:

1.    The Extension Term is extended through December 31, 2012.

2.    Notwithstanding anything in the Agreement to the contrary, during the period from October 1, 2012 through December 31, 2012, the prices for the products set forth in the Second Extension shall be as provided in the Second Extension.

3.    The Agreement, as amended hereby, remains in full force and effect and is hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have caused this Fourth Extension and Amendment to be duly executed effective as of the date first written above.

MOMENTIVE PERFORMANCE MATERIALS QUARTZ, INC.	UNIMIN CORPORATION

By: Authorized Person	By: Authorized Person

Date: September 28, 2012	Date: September 30, 2012